EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 33-87192 and 333-06097.

ARTHUR ANDERSEN LLP

Houston, Texas
July 11, 1996